UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2008
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DANKA BUSINESS SYSTEMS PLC
(Exact name of registrant as specified in its charter)
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England & Wales	0-20828	98-0052869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11101 Roosevelt Boulevard		Masters House
St. Petersburg, Florida 33716	and	107 Hammersmith Road
London W14 0QH England
(Addresses of principal executive offices)

Registrant’s telephone number, including area code:
727-622-2100 in the United States
011-44-207-605-0150 in the United Kingdom

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 11, 2008, Danka Business Systems PLC (“Danka”) sent a letter to DCML LLC (“DCML”) in response to DCML’s letter to the members of an independent committee of Danka’s Board of Directors, which was included as an exhibit to a Schedule 13D filed with the Securities Exchange Commission (“SEC”) by DCML on June 9, 2008, concerning the proposed sale of Danka Office Imaging Company, Danka’s wholly owned U.S. operating subsidiary (“DOIC”), to Konica Minolta Business Solutions U.S.A., Inc. (“Konica Minolta”), pursuant to the terms of the Stock Purchase Agreement, dated as of April 8, 2008, as amended, by and among Danka, Danka Holding Company, a wholly owned subsidiary of Danka, and Konica Minolta, and the proposed members voluntary liquidation of Danka.

A copy of the response letter from Danka to DCML is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Current Report on Form 8-K under the heading Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed sale of DOIC to Konica Minolta, the liquidation, and related proposals. In connection with the proposed sale transaction, the liquidation and related proposals, Danka filed a definitive proxy statement with the SEC on May 30, 2008. INVESTORS AND SECURITY HOLDERS OF DANKA ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE PROPOSED SALE TRANSACTION, LIQUIDATION, AND RELATED PROPOSALS. The final proxy statement was mailed to shareholders of record as of May 30, 2008. Investors and security holders may also obtain a free copy of the proxy statement, and other documents filed by Danka with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, and Danka’s other filings with the SEC may also be obtained from Danka. Free copies of Danka’s filings may be obtained by directing a request to Danka Business Systems PLC, 11101 Roosevelt Boulevard, St. Petersburg, FL, Attention: Company Secretary.

Danka and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from Danka’s shareholders in favor of the proposed sale transaction, liquidation and related proposals. Information regarding Danka’s directors and executive officers is available in Danka’s proxy statement for its 2007 annual general meeting of shareholders, which was filed with the SEC on July 30, 2007. Investors and security holders may obtain additional information regarding the interests of such potential participants by reading the definitive proxy statement regarding the proposed sale transaction, liquidation and related proposals, which has been filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Letter, dated June 11, 2008, from Danka Business Systems PLC to DCML LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2008	DANKA BUSINESS SYSTEMS PLC

	By:	/s/ Edward K. Quibell
	Name:	Edward K. Quibell
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter, dated June 11, 2008, from Danka Business Systems PLC to DCML LLC